Exhibit 10.3
AMENDMENT NO. 1
TO ASSET PURCHASE AGREEMENT
This AMENDMENT NO. 1, dated as of July 19, 2011 (this “Amendment No. 1”), to the Asset Purchase Agreement (the “Purchase Agreement”) dated as of May 2, 2011 by and among CHANNEL 55/42 OPERATING, LP, a Texas limited partnership (“Operating Seller”), USFR TOWER OPERATING, LP, a Texas limited partnership (“Asset Seller”), HUMANITY INTERESTED MEDIA, L.P., a Texas limited partnership (“License Seller”), USFR EQUITY DRIVE PROPERTY LLC, a Texas limited liability company (“Equipment Seller” and, collectively with Operating Seller, Asset Seller and License Seller, “Seller”), and solely for purposes of Sections 3.1, 3.3, 3.4 and Article 10, US FARM & RANCH SUPPLY COMPANY, INC., a Texas corporation (“Parent”), and SPANISH BROADCASTING SYSTEM, INC., a Delaware corporation (“Buyer”). Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Purchase Agreement.
WHEREAS, the parties hereto desire to amend and modify the Purchase Agreement in accordance with the terms hereof.
NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:
Section 1. Amendment.
Section 2.6 of the Purchase Agreement is hereby deleted in its entirety and replaced with the following:
The consummation of the transactions provided for in this Agreement (the “Closing”) shall take place at the offices of Lombardo Dufresne LLP, 275 Madison Avenue, 35th Floor, New York, New York, at 11:00 a.m. on (a) August 1, 2011 upon the satisfaction or waiver of all conditions to Closing set forth in Articles 7 and 8, or (b) such other place, time or date as the parties may agree on in writing. To the extent feasible, the Closing will be held by overnight mail, electronic transmission, wire transfer, facsimile or combination thereof, without the principals present. The date on which the Closing is to occur is referred to herein as the “Closing Date.”
Section 2. Modification and Further Agreement.
Notwithstanding anything set forth in the Purchase Agreement or the Escrow Agreement to the contrary:
(a) Buyer and Seller hereby agree that on the date of this Amendment No. 1, Buyer and Seller shall deliver the joint written instruction attached hereto as Exhibit A (the “Joint Instruction”) to the Escrow Agent authorizing the Escrow Agent to release the Escrow Property to Seller.

(b) Buyer and Seller hereby acknowledge that at the Closing the cash consideration payable by Buyer the pursuant to Section 2.4(c) of the Purchase Agreement shall be $6,400,000.00.
(c) The delivery requirements set forth in Section 2.4(c)(ii) shall be deemed satisfied upon delivery of the Joint Instruction on the date hereof pursuant to Section 1(a) of this Amendment No. 1.
Section 3. Miscellaneous.
(a) Except as set forth herein, the Purchase Agreement shall continue in full force and effect in accordance with its terms and the Purchase Agreement, as amended hereby, is hereby ratified and confirmed by the parties thereto. Each reference in the Purchase Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import referring to the Purchase Agreement shall mean and be a reference to the Purchase Agreement as amended by this Amendment No. 1.
(b) THIS AMENDMENT NO. 1 AND ALL QUESTIONS RELATING TO ITS VALIDITY, INTERPRETATION, PERFORMANCE AND ENFORCEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAWS.
(c) This Amendment No. 1 may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute the same instrument. This Amendment No. 1 shall become binding when one or more counterparts hereof, individually or taken together, shall bear the signatures of all of the parties reflected hereon as the signatories. Delivery of an executed counterpart of a signature page to this Amendment No. 1 by facsimile or other electronic transmission shall be as effective as delivery of a manually executed counterpart of this Amendment No. 1.

IN WITNESS WHEREOF, the parties have executed and delivered this Amendment No. 1 as of the day and year first written above.

SELLER: CHANNEL 55/42 OPERATING, LP
By:	US Farm & Ranch Supply Company, Inc., its Sole Member

By:	/s/ Gregory L. Brown
	Name:	Gregory L. Brown
	Title:	President and CEO

HUMANITY INTERESTED MEDIA, L.P.
By:	HIM GP, LLC, its General Partner

By:	/s/ Gregory L. Brown
	Name:	Gregory L. Brown
	Title:	President

USFR TOWER OPERATING, LP
By:	Channel 55/42 Broadcast, LLC, its General Partner

By:	US Farm & Ranch Supply Co., Inc., its Sole Member

By:	/s/ Gregory L. Brown
	Name:	Gregory L. Brown
	Title:	President

USFR EQUITY DRIVE PROPERTY LLC

By:	/s/ Gregory L. Brown
	Name:	Gregory L. Brown
	Title:	President

PARENT: US FARM & RANCH SUPPLY COMPANY, INC., solely for the purposes of Sections 3.1, 3.3, 3.4 and Article 10

By:	/s/ Gregory L. Brown
	Name:	Gregory L. Brown
	Title:	President and CEO

BUYER: SPANISH BROADCASTING SYSTEM, INC.
By:	/s/ Joseph A. Garcia
Name: Joseph A. Garcia
Title: Sr. Executive Vice President

EXHIBIT A
JOINT INSTRUCTION
July 14, 2011
Kalil & Co., Inc.
363 N. Swan Road, Suite 200
Tucson, Arizona 85718
Ladies and Gentlemen:
Reference is hereby made to that certain Escrow Agreement (the “Escrow Agreement”), dated as of May 2, 2011, by and among CHANNEL 55/42 OPERATING, LP, a Texas limited partnership (“Operating Seller”), USFR TOWER OPERATING, LP, a Texas limited partnership (“Asset Seller”), HUMANITY INTERESTED MEDIA, L.P., a Texas limited partnership (“License Seller”), USFR EQUITY DRIVE PROPERTY LLC, a Texas limited liability company (“Equipment Seller” and, collectively with Operating Seller, Asset Seller and License Seller, “Seller”), US FARM & RANCH SUPPLY COMPANY, INC., a Texas corporation (“Parent”), SPANISH BROADCASTING SYSTEM, INC., a Delaware corporation (“Buyer”), and KALIL & CO., INC. (the “Escrow Agent”). . Capitalized terms used herein and not otherwise defined herein shall have the respective meanings assigned to such terms in the Escrow Agreement.
The undersigned parties hereby direct, pursuant to Section 2(a) of the Escrow Agreement, that the Escrow Agent deliver the Escrow Property to Seller.

PARENT: US FARM & RANCH SUPPLY COMPANY, INC.
By:	/s/ Gregory L. Brown
Name: Gregory L. Brown
Title: President and CEO

BUYER: SPANISH BROADCASTING SYSTEM, INC.
By:	/s/ Joseph A. Garcia
Name: Joseph A. Garcia
Title: Sr. Executive Vice President